UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 29, 2015

CORE LABORATORIES N.V.
(Exact name of registrant as specified in its charter)
001-14273
(Commission File Number)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Strawinskylaan 913
Tower A, Level 9
1077 XX Amsterdam
The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (31-20) 420-3191

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01 Changes in Registrant's Certifying Accountant

As disclosed in its definitive proxy statement filed on March 20, 2015, Core Laboratories N.V. (the “Company”) intends to appoint the U.S. and Dutch member firms of KPMG (collectively, “KPMG”) to serve as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2016, subject to the negotiation and execution of a satisfactory engagement letter and the approval of the Company’s shareholders at its May 21, 2015 annual meeting (the “annual meeting”). This change is prompted by Dutch regulations that mandate a rotation of public company auditors after a period of eight years and was approved by the Audit Committee of the Company’s Board of Supervisory Directors.

(a) Dismissal of Independent Registered Accounting Firm.

In connection with the Company’s engagement of KPMG (as discussed below), on April 29, 2015 (the “Dismissal Date”) the Company dismissed PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm effective upon the issuance by PwC of their reports on the consolidated financial statements as of and for the year ended December 31, 2015 and the effectiveness of internal control over financial reporting as of December 31, 2015 to be included in the filing of the related 10-K.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through the Dismissal Date, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the Company’s consolidated financial statements for such periods.

The Company has requested that PwC furnish a letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not PwC agrees with the statements in this Current Report on Form 8-K (this “Report”). A copy of such letter, dated May 4, 2015, is attached as Exhibit 16.1 to this Report.

(b) Engagement of New Independent Registered Accounting Firm.

The Company has reached agreement with KPMG on the terms of the prospective engagement and on April 29, 2015 executed an engagement letter with KPMG’s U.S. member firm, KPMG LLP, effective January 1, 2016 and subject to the approval of the Company’s appointment of KPMG by the Company’s shareholders at the annual meeting. The Company has also reached agreement on the terms of the engagement letter to be executed with KPMG’s Dutch member firm, KPMG Accountants N.V., which pursuant to Dutch practice, will be executed upon approval of the Company's appointment of KPMG by the Company's shareholders at the annual meeting.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1         Letter from PricewaterhouseCoopers LLP, dated May 4, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.

Dated: May 4, 2015	By	/s/ Richard L. Bergmark
Richard L. Bergmark
Chief Financial Officer

CORE LABORATORIES N.V.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

16.1	Letter from PricewaterhouseCoopers LLP, dated May 4, 2015